UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

October 13, 2005

TGC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32472	74-2095844
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1304 Summit Ave., Ste 2

Plano, TX 75074

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (972) 881-1099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Attached hereto as Exhibit 99.1 is the Press Release issued by TGC Industries, Inc. (the “Company”) on October 13, 2005, announcing the closing of the Company’s public offering of 5.5 million shares of its common stock.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

99.1                           Press Release, dated October 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TGC INDUSTRIES, INC.

Date: October 14, 2005	By:	/s/ Wayne A. Whitener
Wayne A. Whitener
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 13, 2005.